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                                 EXHIBIT 10.17.2








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                       AMENDMENT TO TAX SHARING AGREEMENT


         THIS AMENDMENT TO TAX SHARING AGREEMENT (this "Amendment") is made and entered into as of August 6, 2001, by and among DELTA WOODSIDE INDUSTRIES, INC., a South Carolina corporation (together with its successors, "Delta Woodside"), DELTA APPAREL, INC., a Georgia corporation (together with its successors, "Delta Apparel"), and DUCK HEAD APPAREL COMPANY, INC., a Georgia corporation (together with its successors, "Duck Head").

         Delta Woodside, Delta Apparel, and Duck Head entered into a Tax Sharing Agreement, dated as of June 30, 2000 (the "Original Agreement," and as amended, the "Agreement"). The Original Agreement set forth the rights and obligations of such parties with respect to the handling and allocation of certain Taxes and of certain Tax matters. The parties to this Amendment have determined that it would be in the best interest of each of them to amend the Original Agreement, and to clarify and otherwise amend certain portions of the Original Agreement. Capitalized terms not otherwise defined in this Amendment shall have the definitions given such terms in the Original Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       Pre-Distribution and Post-Distribution Tax Assets.

                  1.1. Delta Woodside Controls Pre-Distribution Tax Assets. Delta Woodside shall have complete authority, in its discretion, to take all actions and make all decisions respecting any Tax Assets of the Delta Woodside Consolidated Group, or of any member of such group, that arise with respect to any Pre-Distribution Period, provided that Delta Woodside shall not take any action or make any decision affecting any Tax Asset of the Duck Head Tax Group or the Delta Apparel Tax Group without first obtaining the consent of Duck Head or Delta Apparel, respectively, which consent shall not be unreasonably withheld. The proviso in the preceding sentence shall not apply to any action or decision reasonably taken or made by Delta Woodside in resolving a Tax Proceeding, and Delta Woodside shall have no obligation to obtain consent of Duck Head or Delta Apparel before taking any such action or making any such decision. Subject to the foregoing, neither Duck Head nor Delta Apparel shall have any authority with respect to Tax Assets of the Delta Woodside Consolidated Group, or of any member of such group.

                  1.2. Duck Head Controls Its Post-Distribution Tax Assets. Duck Head shall have complete authority, in its discretion, to take all actions and make all decisions respecting any Tax Assets of the Duck Head Tax Group, or of any member of such group, that arise with respect to any Post-Distribution Period. Delta Woodside shall not have any authority with respect to such Tax Assets of the Duck Head Tax Group, or of any member of such group.

                  1.3. Delta Apparel Controls Its Post-Distribution Tax Assets. Delta Apparel shall have complete authority, in its discretion, to take all actions and make all decisions respecting any Tax Assets of the Delta Apparel Tax Group, or of any member of such group, that arise with respect to any Post-Distribution Period. Delta Woodside shall not have any authority with respect to such Tax Assets of the Delta Apparel Tax Group, or of any member of such group.

         2.       Mutual Covenants.

                  2.1. Delta Woodside Covenants. Except as otherwise provided in
Section 1.1 of this Amendment, Delta Woodside and each other member of the Delta Woodside Tax Group covenants to each member of the Duck Head Tax Group and the Delta Apparel Tax Group that on or after the Distribution Date, Delta Woodside shall not, nor shall it permit any member of the Delta Woodside Tax Group to, make or change any tax election, change any accounting method, amend any Return, take any Tax position on any Return, take any action,



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omit to take any action or enter into any transaction that results in an increased tax liability or reduction of any Tax Asset of the Duck Head Tax Group or the Delta Apparel Tax Group.

                  2.2. Duck Head Covenants. Except as otherwise provided in
Section 1.2 of this Agreement, Duck Head and each other member of the Duck Head Tax Group covenants to each member of the Delta Woodside Tax Group and the Delta Apparel Tax Group that on or after the Distribution Date, Duck Head shall not, nor shall it permit any member of the Duck Head Tax Group to, make or change any tax election, change any accounting method, amend any Return, take any Tax position on any Return, take any action, omit to take any action or enter into any transaction that results in an increased tax liability or reduction of any Tax Asset of the Delta Woodside Tax Group or the Delta Apparel Tax Group. These covenants are in lieu of the covenants made to each member of the Delta Woodside Tax Group and each member of the Delta Apparel Tax Group in the first sentence of Section 4.02 of the Original Agreement.

                  2.3. Delta Apparel Covenants. Except as otherwise provided in
Section 1.3 of this Amendment, Delta Apparel and each other member of the Delta Apparel Tax Group covenants to each member of the Delta Woodside Tax Group and the Duck Head Tax Group that on or after the Distribution Date, Delta Apparel shall not, nor shall it permit any member of the Delta Apparel Tax Group to, make or change any tax election, change any accounting method, amend any Return, take any Tax position on any Return, take any action, omit to take any action or enter into any transaction that results in an increased tax liability or reduction of any Tax Asset of the Delta Woodside Tax Group or the Duck Head Tax Group. These covenants are in lieu of the covenants made to each member of the Delta Woodside Tax Group and each member of the Duck Head Tax Group in the first sentence of Section 4.01 of the Original Agreement.

         3.       Mutual Indemnification.

                  3.1. Indemnification by Delta Woodside. Delta Woodside and each other member of the Delta Woodside Tax Group shall jointly and severally indemnify Duck Head, other members of the Duck Head Tax Group, Delta Apparel, and other members of the Delta Apparel Tax Group, against and hold them harmless from liability for Taxes with respect to any Pre-Distribution Period, including without limit liability resulting from the Intercompany Reorganization, the Distribution, the existence of any excess loss account, or intercompany transactions. The indemnities in this Section 3.1 are in lieu of the indemnities made to Duck Head, the other members of the Duck Head Tax Group, Delta Apparel, and the other members of the Delta Apparel Group, in Section 7.01 of the Original Agreement. The reference in the Original Agreement to Section 7.01 or
Article 7 of the Original Agreement shall be interpreted to apply also to this
Section 3.1.

                  3.2. Indemnification by Duck Head. Section 7.03 of the Original Agreement shall be of no force or effect. Duck Head and each other member of the Duck Head Tax Group shall jointly and severally indemnify Delta Woodside, other members of the Delta Woodside Tax Group, Delta Apparel, and other members of the Delta Apparel Tax Group, against and hold them harmless from:

         (i) Liability for Taxes of Duck Head or any member of the Duck Head Tax Group with respect to any Post-Distribution Period; and

         (ii) Liability for Taxes with respect to any Pre-Distribution Period, to the extent that Duck Head or any member of the Duck Head Tax Group Effectively Realizes a Tax Asset, equal to such liability, in excess of any Tax Asset allocated to Duck Head in connection with the Distribution.

The indemnities in this Section 3.2 are in lieu of the indemnities made to Delta Woodside, the other members of the Delta Woodside Tax Group, Delta Apparel, and the other members of the Delta Apparel Group, in Section 7.01 of the Original Agreement. The reference in the Original Agreement to Section 7.01 or Article 7 of the Original Agreement shall be interpreted to apply also to this Section 3.2.


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                  3.3. Indemnification by Delta Apparel. Section 7.02 of the
Original Agreement shall be of no force or effect. Delta Apparel and each other member of the Delta Apparel Tax Group shall jointly and severally indemnify Delta Woodside, other members of the Delta Woodside Tax Group, Duck Head, and other members of the Duck Head Tax Group, against and hold them harmless from:

         (i) Liability for Taxes of Delta Apparel or any member of the Delta Apparel Tax Group with respect to any Post-Distribution Period; and

         (ii) Liability for Taxes with respect to any Pre-Distribution Period, to the extent that Delta Apparel or any member of the Delta Apparel Tax Group Effectively Realizes a Tax Asset, equal to such liability, in excess of any Tax Asset allocated to Delta Apparel in connection with the Distribution.

The indemnities in this Section 3.3 are in lieu of the indemnities made to Delta Woodside, the other members of the Delta Woodside Tax Group, Duck Head, and the other members of the Duck Head Group, in Section 7.01 of the Original Agreement. The reference in the Original Agreement to Section 7.01 or Article 7 of the Original Agreement shall be interpreted to apply also to this Section 3.3.

         4. Arbitration. The parties agree that Section 10.02 of the Original Agreement, which states in part that Delta Woodside shall resolve any dispute or disagreement relating to the Original Agreement, is of no force or effect. All disputes arising under the Agreement (other than claims in equity) shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall be by a single arbitrator experienced in the matters at issue and selected by the parties to such dispute in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The Agreement shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all parties hereto. The arbitration shall be held in such place in Greenville, South Carolina as may be specified by the arbitrator (or any place agreed to by the parties to the dispute). The decision of the arbitrator shall be final and binding as to any matters submitted hereunder; provided, however, if necessary, such decision and satisfaction procedure may be enforced by either party to such dispute in any court of record having jurisdiction over the subject matter or over any of the parties to the Agreement. All costs and expenses incurred in connection with any such arbitration proceeding (including reasonable attorneys fees) shall be borne by the party against which the decision is rendered, or, if no decision is rendered, such costs and expenses shall be borne equally by the parties to such dispute. If the arbitrator's decision is a compromise, the determination of which party or parties bears the costs and expenses incurred in connection with any such arbitration proceeding shall be made by the arbitrator on the basis of the arbitrator's assessment of the relative merits of the parties' positions.

         5. Agreement Limited to Tax Matters. The Agreement shall not be construed to apply to any matters other than matters related to Taxes.

         6. Amendments. This Amendment may be further amended only if such further amendment is in writing and signed by all parties.

         7. Other Provisions of the Original Agreement. All provisions of the Original Agreement not inconsistent with this Amendment shall continue to have full force and effect, and shall apply as if separately stated in this Amendment.

                          SIGNATURES ON FOLLOWING PAGE


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         IN WITNESS WHEREOF the parties hereto have caused this Amendment to Tax
Sharing Agreement to be duly executed as of the date first written above.


                                   DELTA WOODSIDE INDUSTRIES, INC.

                                   By:     /s/ William F. Garrett
                                           -------------------------------------
                                   Name:   William F. Garrett
                                           -------------------------------------
                                   Title:  President and Chief Executive Officer
                                           -------------------------------------


                                   DELTA APPAREL, INC.

                                   By:     /s/ Robert W. Humphreys
                                           -------------------------------------
                                   Name:   Robert W. Humphreys
                                           -------------------------------------
                                   Title:  President and CEO
                                           -------------------------------------


                                   DUCK HEAD APPAREL COMPANY, INC.

                                   By:     /s/ William V. Roberti
                                           -------------------------------------
                                   Name:   William V. Roberti
                                           -------------------------------------
                                   Title:  Chairman, President, and CEO
                                           -------------------------------------





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